Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BU

SEVENTY-NINTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Seventy-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the "Effective Date").

1.  CSG and Customer amended the pricing methodology for CSG Workforce Express® ("WFX") pursuant to that certain Fifty-Ninth Amendment executed by the Parties to be effective as of March 9, 2015 (CSG document no. 2508163) (the "59th Amendment"), in which the related fee table was deleted in its entirety and replaced with a revised fee table.  The revised fee table inadvertently excluded the WFX Penguin API fees that were added pursuant to that certain Fifty-fourth Amendment executed by the Parties to be effective as of October 13, 2014 (CSG document no. 2508210).  The Parties agree this was an oversight as this should have been included in the 59th Amendment and has been invoiced as though it was included in the 59th Amendment.

Therefore, Schedule F, FEES, CSG LICENSED PRODUCTS, Section III entitled “Workforce Management,” Subsection A entitled “CSG Workforce Express (WFX),” shall be amended effective as of the effective date of the 59th Amendment to add the following Subsection 2 and related Notes 7, 8, 9 and 10 to rectify the inadvertent omission in the 59th Amendment:

Description of Item/Unit of Measure	Frequency	Fee
2. WFX Penguin API
a.Develop and Implement WFX Penguin API (Note 7) (Note 8)	********	$*********
b.WFX Penguin API Support and Maintenance Fee (Note 9) (Note 10)	********	$********

Note 7: Development and implementation of the Penguin API shall be set forth in that certain mutually agreed upon Statement of Work, "Implement WFX Penguin API" (CSG document no. 2508211) (the "WFX Penguin SOW")

Note 8:  The WFX Penguin API will support Customer's Connected Subscribers and those of Customer's subscribers that are processed on Customer's third party billing platforms (the "Non-ACP Subscribers" and, the Connected Subscribers, for purposes of this Product collectively the "Subscribers")

Note 9: The WFX Penguin API Support and Maintenance Fee shall commence upon completion of the development and implementation pursuant to the WFX Penguin SOW.

Note 10:  The WFX Penguin API Support and Maintenance Fee shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

2.  CSG and Customer amended the pricing methodology for ACP Voice Support Fee and the Test Environment Support Services Fee pursuant to the 59th Amendment in which the pricing methodology was converted to one monthly rate for each of (i) the ACP Voice Support Fee and (ii) the Test Environment Support Services Fee.  The amended pricing methodology for the ACP Voice Support Fee includes SODI Maintenance and SODI Operations Support for up to **** (*) instances and the Test Environment Support Services Fee includes Operations Support for up to **** (*) instances.  Subsequently, a ***** (***) SODI instance was added pursuant to that certain Sixty-

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

third Amendment executed by the Parties to be effective as of February 11, 2015 (CSG document no. 4103477).  CSG and Customer agree to amend the Agreement to reflect this ***** (***) SODI instance.

Therefore, Schedule F, FEES, CSG SERVICES, shall be amended as follows:

a.  Section I entitled “Processing”, Subsection a) entitled “Non-Rated Video, Non-Rated High Speed Data, and Telephony,” Subsection c) entitled “Ancillary Voice Services,” shall be amended to ******** the ******* support fee of $********* per ***** by $******** to $*********.  Additionally, the ******* Fee shall be amended to include SODI maintenance (up to *** (*) instances) and SODI Operations Support (up to *** (*) instances).

b.  Section 8(ii) of the Fifteenth Amendment (CSG document No. 2306672) as amended by the Seventeenth Amendment (CSG document no. 2307468), the Thirty-second Amendment (CSG document no. 2313710), the Forty-fourth Amendment (CSG document no. 2503969) and the 59th Amendment shall be amended to increase the ******* support fee of $********* by $****** to $********* to include SODI Operations Support for up to *** (*) instances.

3.  CSG and Customer agree to revise the pricing relating to the "Processing Capacity Tiers" for Customer’s CSG SmartLink® BOS ("SLBOS") and Event Notification Interface ("ENI") services as provided by the 59th Amendment.  Therefore, Schedule F, FEES, CSG SERVICES, Section II. entitled “Interfaces,” Subsection C entitled “CSG SmartLink BOS and Event Notification Interfaces (Note 1),” shall be deleted in its entirety and replaced with the following:

C.    CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation and Startup Fees B (Note 2)	*** *******	***** ***** ** $******
2.Interface Development and Technical Services (Note 3)	*** *******	***** ***** ** $******
3.Interface Certification Services for Non-Supported Third Party Applications (per *************) (Note 4)	*** *******	***** ***** ** $******
Processing Capacity Tiers
4.SLBOS and ENI Transactions per Second ("TPS") (Note 5) (Note 6) (Note 7)	Frequency	Fee
a.Tier 1: Up to ** TPS	*******	******** ** ***
b.Tier 2: Up to ** TPS	*******	$*********
c.Tier 3: Up to ** TPS	*******	$*********
d.Tier 4: Up to *** TPS	*******	$**********
e.Tier 5: Up to *** TPS	*******	$**********
f.Tier 6: Up to *** TPS	*******	$**********
g.Tier 7: Up to *** TPS	*******	$**********
h.Tier 8: Up to *** TPS	*******	$**********
i.Tier 9: Additional TPS (per increments of ****** (**) TPS in excess of *** TPS (Note 8)	*******	$*********

Note 1: CSG will support only the current release plus the ***** (*) prior releases of SLBOS at any given time as such versions are defined by CSG, in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: Installation and startup services.  All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Interface Development and Technical Services.  Quote relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications.  All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Interface Certification Services for Non-Supported Third Party Applications.  Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces.  The standard interface certification services shall be quoted using a fixed ***** (**) ***** per transaction. Additional fees will be charged to implement the transaction(s) into each applicable environment; such hours can also be drawn from the ***** ******** (*****) ***** of Technical Services referenced in Section 3.2 of the Agreement.  The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 5:  In the event that Customer is processing in excess of the TPS Tier Processing Level for which Customer is then paying fees  (the “Then-Current Tier”) for a total of **** (*) **** during any billing month, for ***** (*) *********** ******* ******, with measurements taken over ***** (**) ****** intervals, then CSG shall provide Customer notification of such overage and commencing with the third billing month, Customer agrees to be invoiced at the fees associated with the higher TPS Tier Processing Level.  Thereafter, Customer will continue to be invoiced at the fees set forth above for the higher TPS Tier Processing Level for the remaining term of the Agreement, unless and until Customer’s processing again exceeds the Then-Current Tier, at which time the process described in this Note 5 shall  be repeated.  For clarification, purposes, an incremental invoicing shall be effective in the ***** ******* ***** of the ***** (*) *********** ******* ******* measurement in which Customer exceeded the Then-Current Tier.  To confirm that CSG has the proper operating environment in place to support Customer, Customer shall provide CSG with a written SLBOS/ENI request ****** *******t prior to the ***** *** of each ******** ******* (the “SLBOS/ENI Forecast”).  Such forecast for each ***** shall be an estimated volume for a **** **** of the day.

Note 6: TPS ****** measurements will consist of average measurements taken over ***** (**) ****** intervals between the times of ******** * *******. Central Time (***** ******).  Customer’s TPS Processing Level outside of **** ***** shall not ****** ***** the TPS Processing Level of the Then-Current Tier (“Non-Peak TPS Cap”).  If Customer exceeds the Non-Peak TPS Cap, the Parties agree to work together in good faith to address Customer’s requirements.

Note 7: SLBOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) VOD third party applications, (ii) CSG’s telephony APIs, (iii) any CSG Products or Services using SLBOS, or (iv) transactions associated with the CTER environment.

Note 8: Tier 9, as set forth in the table above, is intended to be incremental to the then-current fee for each ****** (**) TPS up to *** TPS; in the event Customer desires to purchase additional tiers of ****** (**) TPS above ***, the then-current incremental rate will apply for each increment of ****** (**) TPS purchased by Customer above *** TPS.

4.   Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes the Fifty-sixth Amendment executed by the Parties to be effective as of ******** *** **** (CSG document No. 2508403) (the "56th Amendment"), Customer desires to obtain the right to increase the capacity to ***** ******* (*********) Customer subscribers for CSG's Customer Communication Center (CCC) and CSG's Ascendon™ Evolved Customer.

5.   As a result, Schedule F, FEES, CSG Services, Section X. entitled "CSG's Customer Communication Center (CCC) and CSG's Ascendon Evolved Customer," shall be deleted its entirety and replaced with the following:

        X.  CSG’s Customer Communication Center (CCC) and Ascendon® Evolved Customer (Note 10)

Description of Item/Unit of Measure	Frequency	Fee
A.Customer Communication Center
1.Startup/Implementation (Note 1)	*** *******	*****
2.Event Manager for up to ***** ******* (*********) ******** *********** (Note 2) (Note 5) (Note 11)
a)Perpetual License for the Term of the Agreement (Note 12)	********	$**********
b)Access Maintenance and Support Fee (Note 12)	********	$**********
c)Management Services Fee (Note 8)	*******	$*********
d)Event Manager Adapter Fees (Note 6) (Note 7)
i.Startup (per interface)	*** *******	*****
ii.Adaptor Maintenance and Support (per interface)	******	*****
B.Ascendon Evolved Customer for up to ***** ******* (*********) ******** *********** (Note 2) (Note 3) (Note 4) (Note 11)
1.Implementation/Configuration
a)Configuration of Initial Customer Contact Preferences Template	*** *******	******
b)Additional Configuration of Customer Contact Preferences Template	*** *******	*****
c)Customer Contact Preferences Access Fee (per **********)	*******	** ******
C.Use Case(s) Maintenance and Support (Note 9)
1.Initial block of *** ******* ********** (***) prepaid support *****	********	$*********

Note 1:  Configuration, integration, and implementation and of CCC shall be set forth in that certain mutually agreed upon Statement of Work entitled "Implement CCC to Include Event Manager and Ascendon Evolved Customer" to be executed by CSG and Customer (CSG document no. 2508409) (the "SOW").

Note 2:  Access to Ascendon Evolved Customer and Event Manager for non-CSG applications, subscribers and databases shall be provided for a fee pursuant to a mutually agreed upon Statement of Work.  Additional modules of Ascendon Evolved Customer shall be subject to additional fees pursuant to a mutually agreed upon amendment.

Note 3:  Ascendon Evolved Customer includes storage of up to **** (*) ********* per ********** ******; additional storage shall be provided pursuant to a mutually agreed upon Statement of Work. Fees for CSG Vantage® storage and integration shall be additional.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 4: Should Customer discontinue use of the Ascendon Evolved Customer and replace it with a different customer contact/notification database, services to provide adapters and implementation to and from the new database will be provided pursuant to a mutually agreed upon Statement of Work specifying the deliverables and fees associated with such activities.

Note 5: Transactions generated from Event Manager will be written to Customer’s existing Customer Interaction Tracking® ("CIT") instance.

Note 6:  All Event Manager Adapters for interface with Customer and Customer's third party certified vendors shall be provided by CSG to Customer as set for in mutually agreed upon Statement(s) of Work.

Note 7:  The Event Manager Adapter utilizing outbound voice notification shall be provided, at Customer's request, pursuant to a separate statement of work between Customer and CSG's affiliate, CSG Interactive Messaging, Inc., to provide the terms and conditions of Customer's use and the call flows for such outbound voice notification to Customer's subscribers.

Note 8:  Includes the management of the configuration and operations of the Event Manager Application by CSG on Customers’ behalf.  During the term of the Event Manager Managed Service, all Event Manager workflow and business rules creation must be completed by CSG. Should customer choose to terminate the Event Manager Managed Service, Customer will provide CSG with no less than *** ******* ****** (***) ***** prior notice of such discontinuance.  Upon the effective date of termination, Customer will have full responsibility for the Event Manager application implementation, creation of workflows and business rules and operations.

Note 9:  Upon the Effective Date of the SOW, as defined therein, Customer agrees to purchase *** (*) initial block of *** ******* ********** (***) Use Case Maintenance and Support ***** in conjunction with the implementation of the Customer’s use cases. The hours provided herein are to support the creation of a use case.  For purposes of the support identified herein a use case shall mean the possible sequences of interactions between systems and a user in a particular environment and related to a particular development goal.  Such support ***** shall be used within *** (*) **** following the Project Completion Date, as defined in the SOW.  Any unused support ***** will be forfeited.  Additional blocks of *** ******* ********** (***) Use Case Maintenance and Support ***** must be purchased through the term of the Agreement for the fees set forth in a mutually agreed upon Statement of Work.  For clarification purposes, Customer will select desired use cases as part of the implementation services being provided pursuant to the SOW.  Any use cases requested by Customer subsequent to services provided by the SOW shall be forth in a mutually agreeable Statement of Work.

Note 10: SLBOS or ENI transactions executed by any use case that is utilized by Customer to access Event Manager from third party applications will be used in the calculation of Customer’s SLBOS and ENI TPS tiers, as provided in the Agreement.

Note 11: In the event the Customer reaches ***** ******* (*********) subscribers in regards to both the Ascendon Evolved Customer and Event Manager, CSG and Customer agree to negotiate the necessary fees for additional capacity and execute a mutually agreeable amendment within ****** (**) **** from notification by CSG (email is acceptable) when such license capacity is reached.

Note 12:  Customer will be invoiced the Perpetual License Fee and first year’s ****** Access Maintenance and Support Fees per Section X, subsections A.2(a) and (b) pursuant to the above table in *** (*) ************ as follows: i) ***** *********** to be invoiced on the ******* **** ******* for the Perpetual License in the amount of $********** and ****** Access and Maintenance Support in the amount of $********* and ii) ****** *********** to be invoiced on the ******* **** invoice for the Perpetual License in the amount of $********* and ****** Access and Maintenance Support in the amount of $*****.  Beginning with the ****** ****’* ****** Access Maintenance and Support period, the sum of the first and second installments shall be invoiced as one combined amount starting with ******* ****.  For clarification purposes, such ****** Access Maintenance and Support shall be subject to the ****** adjustment to fees, pursuant to Section 5.3 of the Agreement.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 11-20-15	Date: 23 Nov 2015